Exhibit 10.1

AMENDMENT NO. 1

TO

EMPLOYMENT AGREEMENT WITH F. ROBERT SALERNO

DATED: JANUARY 26, 2011

WHEREAS, Avis Budget Group, Inc., a Delaware corporation (the “Company”), and F. Robert Salerno (the “Executive”) entered into an Employment Agreement dated December 29, 2008 (the “Agreement”); and

WHEREAS, the Agreement may be amended from time to time in accordance with the provisions of Section XV thereof; and

WHEREAS, the Company and the Executive wish to amend the Agreement, effective as of the date hereof.

NOW, THEREFORE, the Agreement is hereby amended as set forth herein, effective as of the date hereof.

FIRST: Section III of the Agreement is hereby amended and restated in full as follows:

“SECTION III

PERIOD OF EMPLOYMENT

The period of the Executive’s employment under this Agreement (the “Period of Employment”) shall begin on the Effective Date and shall end on December 31, 2011, subject to earlier termination as provided in this Agreement.”

SECOND: Section VII(b) of the Agreement is hereby amended by deleting reference to the date “January 1, 2012” set forth therein and substituting in its place the date of “December 31, 2011”.

THIRD: Except as specifically modified herein, the Agreement shall remain in full force and effect in accordance with all of the terms and conditions thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this amendment to the Agreement as of the date first written above.

AVIS BUDGET GROUP, INC.

By:	/s/ Mark Servodidio
Name:	Mark Servodidio
Title:	EVP and Chief Administrative Officer

EXECUTIVE

/s/ F. Robert Salerno
F. Robert Salerno

Signature Page to Amendment No. 1 to Employment Agreement with F. Robert Salerno